Operating costs	12 Months Ended
Dec. 31, 2025
Operating costs
Operating costs

3. Operating costs

Operating costs

Operating costs include cost of sales, selling, general and administrative expenses and other items including gains and losses on business disposals, acquisition and disposal-related costs, restructuring costs, impairments and other items within operating profit recognised separately due to their nature and/or frequency. Depreciation and amortisation are included mainly within Cost of Sales and Selling, general and administrative expenses. For further details in relation to the Transitional Period refer to Note 21.

(i) Cost of sales

Cost of sales includes the cost of inventories sold during the period and distribution costs. The cost of inventories are raw and packaging materials and related production costs. Distribution costs are charged to the income statement as incurred.

(ii) Selling, general and administrative expenses

Selling, general and administrative expenses comprise advertising and promotion and overheads. Advertising and promotion spend includes costs incurred for the purpose of building and maintaining brand equity and awareness. Overheads include staff costs associated with sales activities and central functions, and research and development costs which are staff costs, material costs, depreciation and other costs directly attributable to research and development activities.

(iii) Restructuring costs

Restructuring costs are costs that are directly attributable to a restructuring project. Management defines a restructuring project as a strategic, major initiative that delivers cost savings and materially change either the scope of the business or the manner in which business is conducted.

(iv) Acquisition and disposal-related costs

Acquisition and disposal-related costs are costs that are directly attributable to a business acquisition or disposal project.

(v) Impairment of assets

Impairment of assets including goodwill, intangible assets and property, plant and equipment.

(vi) Gains or losses from the disposal of group companies

Gains or losses from the disposal of group companies which arise from business disposal projects.

(vii) Others

Other approved one-off items are those additional matters considered by management to be significant and outside the course of normal operations.

In millions of €	2025	2024	2023
Revenue	7,910	7,947	7,618
Cost of sales	(5,171)	(5,173)	(5,022)
of which:
- Distribution costs	(755)	(784)	(796)
- Production costs	(958)	(986)	(972)
- Raw and packaging materials and goods purchased for resale	(3,205)	(3,127)	(2,977)
- Other	(253)	(276)	(277)
Gross profit	2,739	2,774	2,596
Selling, general and administrative expenses	(1,822)	(1,810)	(1,742)
of which:
- Research and development	(88)	(92)	(92)
Acquisition and disposal-related costs (a)	(302)	(64)	(50)
Restructuring costs (b)	(10)	(137)	(74)
Profit/loss on disposal	(4)	—	—
Impairment	(2)	—	—
Other	—	1	12
Operating profit	599	764	742

(a)	2025 and 2024 comprises the charge relating to the Separation. 2023 included a charge of €38 million related to the revaluation of the earnout liability of Yasso.
(b)	In 2025, the result includes a net release of €40 million related to restructuring provisions and €50 million of costs associated with supply chain optimisation projects. The year-on-year movement primarily reflects higher restructuring releases, driven by a significantly greater redeployment of employees in 2025 who had previously been expected to exit at the end of 2024. In addition, prior year included allocated restructuring costs from Unilever central projects.

Exchange gains and losses within operating costs in 2025 are €0.6 million loss (2024: €3 million gain, 2023: €13 million loss).